GENERAL COMPANY INFORMATION	12 Months Ended
Dec. 31, 2024
Disclosure Of General Company Information [Abstract]
GENERAL COMPANY INFORMATION
1. GENERAL COMPANY INFORMATION
Gambling.com Group Limited (the “Company” or "Group”) is a public limited liability company founded in 2006 and incorporated in Jersey in accordance with the provisions of the Companies (Jersey) Law 1991, as amended. Our registered address is 22 Grenville Street, St. Helier, Jersey JE4 8PX.
The Company is a multi-award-winning performance marketing company and a leading provider of digital marketing and consumer and enterprise data subscription services active exclusively in the online gambling industry. The Company’s principal focus is on online casino and online sports betting and fantasy sports. Through its proprietary technology platform, the Company operates a portfolio of premier branded websites including Gambling.com, Bookies.com, Casinos.com and Freebets.com, in addition to over 50 local websites, and consumer and enterprise date subscription services through RotoWire.com, OddsJam.com and OpticOdds.com (see Note 25 regarding the acquisition of OddsJam.com and OpticOdds.com after year end). Each of its websites is tailored for different user interests and markets within the online gambling industry by producing original content relating to the sector, such as news, odds, statistics, product reviews and product comparisons of locally available online gambling services. The Company utilizes its technology platform, websites and media partnerships to attract online gamblers through online marketing efforts and refer these online gamblers to operators licensed to by gambling regulators. The Company also monetizes its websites through consumer and enterprise data subscription services for premium fantasy sports content and real-time sports betting odds analytics.
The Group has a workforce of over 500 employees and primarily operates from our offices in Ireland, the United States and Malta.